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                                                                    EXHIBIT 10.1

[LOGO OF BA]  BANK OF AMERICA                             AMENDMENT TO DOCUMENTS

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                  AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT
                                  (INVENTORY)


     This Amendment No. 1 (the "Amendment") dated as of 12/12, 1997 is between Bank of America National Trust and Savings Association (the "Bank") and Sport Chalet, Inc. (the "Borrower").


                                   RECITALS
                                   --------

     A. The Bank and the Borrower entered into a certain Business Loan Agreement (Inventory) dated as of March 25, 1997 (the "Agreement").

     B.   The Bank and the Borrower desire to amend the Agreement.


                                   AGREEMENT
                                   ---------

     1.   Definitions.  Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

     2.   Amendments.  The Agreement is hereby amended as follows:
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          2.1  Paragraph 1.4 of the Agreement is amended in its entirety as follows:

               "1.4 `Applicable Margin' means with respect to the Reference Rate, the LIBOR Rate, the Offshore Rate, and the Short
                     Term Base Fixed Rate, the percentage points indicated as being added thereto, as set forth in the chart below, based on the Borrower's fixed charge coverage ratio:

                          Fixed Charge Coverage Ratio
                          ---------------------------

          Greater than or equal to 1.15 to 1.00       Less than 1.15 to 1.00
          -------------------------------------       ----------------------
          RR - .25                                     RR + 0.00
          Fixed + 1.75                                 Fixed + 2.00
          Offshore + 1.75                              Offshore + 2.00
          LIBOR + 1.75                                 LIBOR + 2.00"

     3.   Effect of Amendment.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.


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     This Amendment is executed as of the date stated at the beginning of this
Amendment.



BANK OF AMERICA
National Trust and Savings Association      Sport Chalet, Inc.

/s/ Matthew P. Dalany                       /s/ Howard K. Kaminsky
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By: Matthew P. Dalany, Vice President       By: Howard K. Kaminsky, Senior Vice
                                            President-Finance, Chief Financial
                                            Officer and Secretary

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